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                                                        Exhibit 10(e)
       DESCRIPTION OF AGREEMENT REGARDING SUPPLEMENTAL
       PENSION BENEFITS BETWEEN SPRINT CORPORATION AND
            D. WAYNE PETERSON, PRESIDENT - LOCAL
                 TELECOMMUNICATIONS DIVISION





     The agreement provides that if Mr. Peterson's employment should be discontinued, through no fault of Mr.
Peterson's, after August 1, 1996, at which time he will be 60 years of age, he will not incur any early retirement pension reduction penalty.